                                                                 EXHIBIT 10.35.1
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                        --------------------------------.

                                       and

                        -------------------------------, as grantor
                                                                  (Trustor)
                                       to

                        --------------------, as trustee
                                                                  (Trustee)
                               for the benefit of

                       JPMORGAN CHASE BANK, as beneficiary
                                                                  (Lender)

                      -------------------------------------
                                DEED OF TRUST AND
                               SECURITY AGREEMENT
                      -------------------------------------

                             Dated:         As of July 28, 2004

                             Location:
                                            ----------------------

                                            ----------------------

                                            ----------------------

                             County:
                                            ----------------------

                             PREPARED BY AND UPON
                             RECORDATION RETURN TO:

                             Messrs. Thacher Proffitt & Wood
                             Two World Financial Center
                             New York, New York  10281

                             Attention:      David S. Hall, Esq.

                             File No.:
                                             --------------

================================================================================

         THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Security Instrument") is made as of the 28th day of July, 2004, by _____________________, a Delaware _____________, having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062, as trustor ("Owner") and _____________________, a Delaware _______________, having an address at c/o FelCor Lodging Trust Incorporated, 545 East John Carpenter Freeway, Suite 1300, Irving, Texas 75062, as trustor ("Operating Lessee") (Owner and Operating Lessee hereinafter collectively referred to as "Trustor") to _____________, an individual, having an address at _____________________, as trustee ("Trustee") for the benefit of JPMORGAN CHASE BANK, a New York banking corporation, having its principal place of business at 270 Park Avenue, New York, New York 10017, as beneficiary ("Lender").

                                    RECITALS:

         Owner is the fee owner of the Land (hereinafter defined).

         Operating Lessee is the owner of the leasehold estate in said real property pursuant to the Operating Lease (as defined in the Loan Agreement (hereinafter defined)).

         This Security Instrument is given to secure a loan (the "Loan") in the principal sum of EIGHTY-SEVEN MILLION AND 00/100 DOLLARS ($87,000,000.00) made pursuant to that certain Loan Agreement, dated as of the date hereof, among Owner, certain affiliates of Owner and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by the Note (as defined in the Loan Agreement).

         Trustor desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of Trustor's obligations under the Note, the Loan Agreement and the other Loan Documents (as herein defined).

         This Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Trustor of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Assignment of Leases and Rents dated the date hereof made by Trustor in favor of Lender delivered in connection with this Security Instrument (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Assignment of Leases"), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument, the Assignment of Leases and all other documents evidencing or securing the Debt (including all additional mortgages, deeds to secure debt and assignments of leases and rents) or executed or delivered in connection therewith, are hereinafter referred to collectively as the "Loan Documents"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

                         Article 1 - GRANTS OF SECURITY

         Section 1.1 PROPERTY MORTGAGED. Trustor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to and grant a security interest to Trustee, its successors and assigns, for the benefit of Lender and its successors and assigns in, and grant a security interest to Lender and Trustee, and their respective successors and assigns in, the following property, rights, interests and estates now owned, or hereafter acquired by Trustor (collectively, the "Property"):

         (a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

         (b) Operating Lease. The Operating Lease and the leasehold estate created thereby, including all assignments, modifications, extensions and renewals of the Operating Lease and all credits, deposits, options, privileges and rights of Operating Lessee as tenant under the Operating Lease, including, but not limited to, rights of first refusal, if any, and the right, if any, to renew or extend the Operating Lease for a succeeding term or terms, and also including all the right, title, claim or demand whatsoever of Operating Lessee either in law or in equity, in possession or expectancy, of, in and to the right, as tenant under the Operating Lease, to elect under Section 365(h)(l) of the Bankruptcy Code, Title 11 U.S.C.A. Section 101 et seq. (the "Bankruptcy Code") to terminate or treat the Operating Lease as terminated in the event (i) of the bankruptcy, reorganization or insolvency of the lessor thereunder, and
(ii) the rejection of the Operating Lease by the lessor thereunder, as debtor in possession, or by a trustee for the lessor thereunder, pursuant to Section 365 of the Bankruptcy Code;

         (c) Additional Land. All additional lands, estates and development rights hereafter acquired by Trustor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

         (d) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

         (e) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements, including, but not limited to, those arising under and by virtue of the Operating Lease, and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Trustor of, in and to the Land and the Improvements, including, but not limited to, those arising under and by virtue of the Operating Lease, and every part and parcel thereof, with the appurtenances thereto;

         (f) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, inventory and goods), inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor (including, but not limited to, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, silverware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment and other tangible property of every kind and nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Trustor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

         (g) Leases and Rents. All leases, subleases , rental agreements, registration cards and agreements, if any, and other agreements , whether or not in writing, affecting the use, enjoyment or occupancy of the Land and/or the Improvements heretofore or hereafter entered into and all extensions, amendments and modifications thereto, whether before or after the filing by or against Trustor of any petition for relief under the Bankruptcy Code (the "Leases") and all right, title and interest of Trustor, its successors and assigns therein and thereunder, including, without limitation, any guaranties of the lessees' obligations thereunder, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues, registration fees, if any, and profits (including all oil and gas or other mineral royalties and bonuses) from the Land, the Improvements, all income, rents, room rates, issues, profits, revenues, deposits, accounts and other benefits from the operation of the hotel on the Land and/or the Improvements, including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, mini-bars, meeting rooms, banquet rooms and recreational facilities and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of the Land and/or Improvements, or personalty located thereon, or rendering of services by Trustor or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others including, without limitation, from the rental of any office space, retail space, commercial space, guest room or other space, halls, stores or offices, including any deposits securing reservations of such space, exhibit or sales space of every kind, license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance relating to the use, enjoyment or occupancy of the Land and/or the Improvements whether paid or accruing before or after the filing by or against Trustor of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

         (h) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

         (i) Insurance Proceeds. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

         (j) Tax Certiorari. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

         (k) Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

         (l) Rights. The right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

         (m) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Trustor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Trustor thereunder;

         (n) Intangibles. All trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records, tenant or guest lists, advertising materials, telephone exchange numbers identified in such materials and all other general intangibles relating to or used in connection with the operation of the Property;

         (o) Accounts. All Accounts, Account Collateral, reserves, escrows and deposit accounts maintained by Trustor with respect to the Property, including, without limitation, the Lockbox Account and the Property Accounts, and all complete securities, investments, property and financial assets held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

         (p) Causes of Action. All causes of action and claims (including, without limitation, all causes of action or claims arising in tort, by contract, by fraud or by concealment of material fact) against any Person for damages or injury to the Property or in connection with any transactions financed in whole or in part by the proceeds of the Loan ("Cause of Action");

         (q) Accounts Receivables. All right, title and interest of Trustor arising from the operation of the Land and the Improvements in and to all payments for goods or property sold or leased or for services rendered, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper, (hereinafter referred to as "Accounts Receivable") including, without limiting the generality of the foregoing, (i) all accounts, contract rights, book debts, and notes arising from the operation of a hotel on the Land and the Improvements or arising from the sale, lease or exchange of goods or other property and/or the performance of services, (ii) Trustor's rights to payment from any consumer credit/charge card organization or entities which sponsor and administer such cards as the American Express Card, the Visa Card and the Mastercard, (iii) Trustor's rights in, to and under all purchase orders for goods, services or other property, (iv) Trustor's rights to any goods, services or other property represented by any of the foregoing, (v) monies due to or to become due to Trustor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of Trustor) and (vi) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing. Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom;

         (r) Security Interests. All right, title and interest of lessor under the Operating Lease as secured party in the personal property and collateral pursuant to the security interest granted by Operating Lessee to the lessor thereunder in the Operating Lease (the "Operating Lease Security Agreement"); and

         (s) Other Rights. Any and all other rights of Trustor in and to the items set forth in Subsections (a) through (r) above.

         Section 1.2 ASSIGNMENT OF LEASES AND RENTS. Trustor hereby absolutely and unconditionally assigns to Lender and Trustee Trustor's right, title and interest in and to all current and future Leases and Rents and the Operating Lease Security Agreement; it being intended by Trustor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2, Section 9.1(h) and the Loan Agreement, Lender grants to Trustor a revocable license to collect and receive the Rents. Trustor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

         Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Property. By executing and delivering this Security Instrument, Trustor hereby grants to Lender and Trustee, as security for the Obligations, (as herein defined) a security interest in the Personal Property, the Accounts, and the Account Collateral to the full extent that the Personal Property, the Accounts and the Account Collateral may be subject to the Uniform Commercial Code and in the Operating Lease Security Agreement.

         Section 1.4 PLEDGE OF MONIES HELD. Trustor hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Reserve Funds, the Accounts, Net Proceeds and Awards, as additional security for the Obligations until expended or applied as provided in the Loan Agreement or this Security Instrument.

                               CONDITIONS TO GRANT

         TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Lender and Trustee, and for their respective successors and assigns, forever;

         IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note, the Loan Agreement, and in this Security Instrument;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Trustor shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations (as herein defined) as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the Loan Agreement, these presents and the estate hereby granted shall cease, terminate and be void.

                    Article 2 - DEBT AND OBLIGATIONS SECURED

         Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt, including without limitation,

         (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

         (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, the Loan Agreement, this Security Instrument or the other Loan Documents;

         (c) the payment of the Breakage Costs, if any;

         (d) the payment of all other moneys agreed or provided to be paid by Trustor in the Note, the Loan Agreement, this Security Instrument or the other Loan Documents;

         (e) the payment of all sums advanced pursuant to the Loan Agreement or this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

         (f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any modification, amendment, renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Trustor or Lender.

         Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "Other Obligations"):

         (a) the performance of all other obligations of Trustor contained herein;

         (b) the performance of each obligation of Trustor contained in any other agreement given by Trustor to Lender which is for the purpose of further securing the obligations secured hereby, and any renewals, extensions, substitutions, replacements, amendments, modifications and changes thereto; and

         (c) the performance of each obligation of Trustor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement, this Security Instrument or the other Loan Documents.

         Section 2.3 DEBT AND OTHER OBLIGATIONS. Trustor's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

                         Article 3 - TRUSTOR COVENANTS

         Trustor covenants and agrees that:

         Section 3.1 PAYMENT OF DEBT. Trustor will pay the Debt at the time and in the manner provided in the Note, the Loan Agreement and in this Security Instrument.

         Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in the Loan Agreement, the Note and all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         Section 3.3 INSURANCE. Trustor shall obtain and maintain, or cause to be maintained, insurance in full force and effect at all times with respect to Trustor and the Property as required pursuant to the Loan Agreement.

         Section 3.4 PAYMENT OF TAXES, ETC. Trustor shall promptly pay all Taxes and Other Charges in accordance with the terms of the Loan Agreement.

         Section 3.5 MAINTENANCE AND USE OF PROPERTY. Trustor shall cause the Property to be maintained in a good and safe condition and repair in accordance with the terms of the Loan Agreement. Subject to the terms of the Loan Agreement, the Improvements and the Personal Property shall not be removed, demolished or materially altered or expanded (except for normal replacement of the Personal Property) without the consent of Lender. Subject to the terms of the Loan Agreement, Trustor shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty, or become damaged, worn or dilapidated or which may be affected by any Condemnation and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Subject to the terms of the Loan Agreement, Trustor shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Trustor will not cause or permit the nonconforming use to be discontinued or the nonconforming Improvement to be abandoned without the express written consent of Lender.

         Section 3.6 WASTE. Trustor shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Trustor will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

         Section 3.7 PAYMENT FOR LABOR AND MATERIALS. Except as may be permitted under the Loan Agreement, Trustor will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Encumbrances.

         Section 3.8 PERFORMANCE OF OTHER AGREEMENTS. Trustor shall observe and perform each and every term to be observed or performed by Trustor pursuant to the terms of the Loan Agreement, any other Loan Documents and any agreement or recorded instrument affecting or pertaining to the Property, including but not limited to the Operating Lease and any franchise agreements, or given by Trustor to Lender for the purpose of further securing the Obligations and any amendments, modifications or changes thereto.

         Section 3.9 CHANGE OF NAME, IDENTITY OR STRUCTURE. Except as may be permitted under the Loan Agreement, Trustor will not change Trustor's name, identity (including its trade name or names) or corporate, partnership or other structure without first obtaining the prior written consent of Lender. Trustor hereby authorizes Lender, prior to or contemporaneously with the effective date of any such change, to file any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Trustor shall execute a certificate in form satisfactory to Lender listing the trade names under which Trustor intends to operate the Property, and representing and warranting that Trustor does business under no other trade name with respect to the Property.

         Section 3.10 PROPERTY USE. The Property shall be used only for a hotel and any ancillary uses relating thereto, and for no other uses without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

                   Article 4 - REPRESENTATIONS AND WARRANTIES

         Trustor represents and warrants to Lender that:

         Section 4.1 WARRANTY OF TITLE. Trustor has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same. Owner possesses an unencumbered fee simple absolute estate and Operating Lessee possesses an unencumbered leasehold estate (created by and pursuant to the terms of the Operating Lease) in the Land and the Improvements. Trustor owns the Property free and clear of all liens, encumbrances and charges whatsoever except for the Permitted Encumbrances. The Permitted Encumbrances do not and will not materially adversely affect or interfere with the value, or materially adversely affect or interfere with the current use or operation, of the Property, or the security intended to be provided by this Security Instrument or the ability of Trustor to repay the Note or any other amount owing under the Note, this Security Instrument, the Loan Agreement, or the other Loan Documents or to perform its obligations thereunder in accordance with the terms of the Loan Agreement, the Note, this Security Instrument or the other Loan Documents. This Security Instrument, when properly recorded in the appropriate records, together with the Assignment of Leases and any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected first priority lien on the Property, subject only to Permitted Encumbrances and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, subject only to Permitted Encumbrances. The Assignment of Leases, when properly recorded in the appropriate records, creates a valid first priority assignment of, or a valid first priority security interest in, certain rights under the related Leases, subject only to a license granted to Trustor to exercise certain rights and to perform certain obligations of the lessor under such Leases, including the right to operate the Property. No Person other than Trustor owns any interest in any payments due under such Leases that is superior to or of equal priority with the Lender's interest therein. Trustor shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender and/or Trustee against the claims of all persons whomsoever.

                     Article 5 - OBLIGATIONS AND RELIANCES

         Section 5.1 RELATIONSHIP OF TRUSTOR AND LENDER. The relationship between Trustor and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Trustor, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Trustor and Lender to be other than that of debtor and creditor.

         Section 5.2 NO RELIANCE ON LENDER. The members, general partners, principals and (if Trustor is a trust) beneficial owners of Trustor are experienced in the ownership and operation of properties similar to the Property, and Trustor and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Trustor is not relying on Lender's expertise, business acumen or advice in connection with the Property.

         Section 5.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Section 1.1(g), (m) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

         (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         Section 5.4 RELIANCE. Trustor recognizes and acknowledges that in accepting the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, (i) Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 4 of the Loan Agreement and Articles 3 and 4 hereof without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender;
(ii) that such reliance existed on the part of Lender prior to the date hereof;
(iii) that the warranties and representations are a material inducement to Lender in accepting the Note, the Loan Agreement, this Security Instrument and the other Loan Documents; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 4 of the Loan Agreement and Articles 3 and 4 hereof.

                         Article 6 - FURTHER ASSURANCES

         Section 6.1 RECORDING OF SECURITY INSTRUMENT, ETC. Trustor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Trustor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, the Loan Agreement, this Security Instrument, the other Loan Documents, and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, the other Loan Documents, or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 6.2 FURTHER ACTS, ETC. Trustor will, at the cost of Trustor, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender and Trustee the Property and rights hereby deeded, mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Trustor, on demand, will execute and deliver and hereby authorizes Lender, following ten
(10) days' notice to Trustor, to execute in the name of Trustor or without the signature of Trustor to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other comparable security instruments, to evidence more effectively the security interest of Lender in the Property or any Collateral. Trustor grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 6.2.

         Section 6.3 CHANGES IN TAX, DEBT CREDIT AND DOCUMENTARY STAMP LAWS.

         (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Trustor will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Trustor would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option, exercisable by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

         (b) Trustor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, exercisable by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, the Loan Agreement, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.

         Section 6.4 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Documents, Trustor will issue, in lieu thereof, a replacement Note or other Loan Documents, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Documents in the same principal amount thereof and containing substantially identical terms.

         Section 6.5 PERFORMANCE AT TRUSTOR'S EXPENSE. Trustor acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of the Loan, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance agreement (the occurrence of any of the above shall be called an "Event"). Trustor further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Trustor hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event. Wherever it is provided for herein that Trustor pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender (excluding legal fees for in-house staff), whether with respect to retained firms or otherwise.

         Section 6.6 LEGAL FEES FOR ENFORCEMENT. (a) Trustor shall pay all reasonable legal fees incurred by Lender in connection with the preparation of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents and (b) Trustor shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property (including commencing any foreclosure action), whether or not any legal proceeding is commenced hereunder or thereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Trustor.

                      Article 7 - DUE ON SALE/ENCUMBRANCE

         Section 7.1 LENDER RELIANCE. Trustor acknowledges that Lender has examined and relied on the experience of Trustor and its partners, members, principals and (if Trustor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Trustor's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Trustor acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Trustor default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

         Section 7.2 NO SALE/ENCUMBRANCE. Neither Trustor nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be Transferred other than as expressly permitted pursuant to the terms of the Loan Agreement.

                             Article 8 - PREPAYMENT

         Section 8.1 PREPAYMENT. The Debt may not be prepaid in whole or in part except in accordance with the express terms and conditions of the Loan Agreement.

                        Article 9 - RIGHTS AND REMEDIES

         Section 9.1 REMEDIES. Upon the occurrence of any Event of Default (as defined in the Loan Agreement), Trustor agrees that Lender may, or acting through Trustee may, take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Trustor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

         (a) declare the entire unpaid Debt to be immediately due and payable;

         (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

         (c) with or without entry, to the extent permitted and pursuant to the procedures provided by Applicable Law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

         (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in one or more parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

         (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement, or in the other Loan Documents;

         (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

         (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Trustor, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

         (h) subject to any Applicable Law, the license granted to Trustor under
Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Trustor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Trustor agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct business thereon; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Trustor with respect to the Property, whether in the name of Trustor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Trustor to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Trustor; (vi) require Trustor to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Trustor may be evicted by summary proceedings or otherwise; and (vii) except as otherwise expressly provided for in the Loan Agreement, apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its outside counsel, agents and employees;

         (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of any Collateral (including, without limitation, the Personal Property) or any part thereof, and to take such other measures as Lender or Trustee may deem necessary for the care, protection and preservation of the Collateral (including without limitation, the Personal Property), and (ii) request Trustor at its expense to assemble the Collateral, including without limitation, the Personal Property, and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender or Trustee with respect to the Collateral, including without limitation, the Personal Property, sent to Trustor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Trustor;

         (j) apply any sums then deposited in the Accounts and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument, the Loan Agreement, or any other Loan Documents to the payment of the following items in any order in its sole discretion:

               (i) Taxes and Other Charges;

               (ii) Insurance Premiums;

               (iii) interest on the unpaid principal balance of the Note;

               (iv) amortization of the unpaid principal balance of the Note; or

               (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

         (k) surrender the Policies, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Trustor hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Trustor to collect such Insurance Premiums;

         (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion;

         (m) foreclose by power of sale or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 9.2 or to any deficiency under this Security Instrument;

         (n) exercise all rights and remedies under any Causes of Action, whether before or after any sale of the Property by foreclosure, power of sale, or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 9.2 or to any deficiency under this Security Instrument; or

         (o) pursue such other remedies as Lender may have under Applicable Law.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

         Section 9.2 APPLICATION OF PROCEEDS. Except as otherwise expressly set forth in the Loan Agreement, the purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument, the Loan Agreement, or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         Section 9.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Default or Event of Default Lender may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt. The cost and expense of any cure hereunder (including reasonable attorneys' fees to the extent permitted by law), with interest as provided below, shall constitute a portion of the Debt and shall be due and payable to Lender or Trustee upon demand. All such costs and expenses incurred by Lender in remedying such Default or Event of Default shall bear interest at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender and shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

         Section 9.4 ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and, after the occurrence and during the continuance of an Event of Default, to bring any action or proceeding, in the name and on behalf of Trustor, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

         Section 9.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a Default or Defaults by Trustor existing at the time such earlier action was commenced.

         Section 9.6 OTHER RIGHTS, ETC. (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Trustor shall not be relieved of Trustor's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Trustor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender or Trustee extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Loan Agreement, this Security Instrument or the other Loan Documents.

         (b) It is agreed that the risk of loss or damage to the Property is on Trustor, and neither Lender nor Trustee shall have any liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender or Trustee shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to the Property or any other Collateral not in Lender's or Trustee's possession.

         (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender and Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Section 9.7 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

         Section 9.8 VIOLATION OF LAWS. If the Property is not in compliance with Legal Requirements, Lender may impose reasonable additional requirements upon Trustor in connection herewith including, without limitation, monetary reserves or financial equivalents.

         Section 9.9 RIGHT OF ENTRY. Subject to the terms of the Loan Agreement, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

         Section 9.10 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, and the performance and discharge of the Obligations.

                         Article 10 - INDEMNIFICATIONS

         Section 10.1 GENERAL INDEMNIFICATION. Trustor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(b) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (d) any failure of the Property to be in compliance with any Legal Requirements; (e) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (f) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Security Instrument. Any amounts payable to Lender by reason of the application of this Section 10.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

         Section 10.2 MORTGAGE AND/OR INTANGIBLE TAX. Trustor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Loan Agreement, the Note or any other Loan Document.

         Section 10.3 ENVIRONMENTAL INDEMNITY. Simultaneously with this Security Instrument, Trustor and Indemnitor have executed and delivered the Environmental Indemnity.

                              Article 11 - WAIVERS

         Section 11.1 WAIVER OF COUNTERCLAIM. Trustor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, the Loan Agreement, any of the other Loan Documents, or the Obligations.

         Section 11.2 MARSHALLING AND OTHER MATTERS. Trustor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Trustor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Trustor, and on behalf of each Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by Legal Requirements.

         Section 11.3 WAIVER OF NOTICE. Trustor shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except (a) with respect to matters for which this Security Instrument, the Loan Agreement or any other Loan Document, specifically and expressly provides for the giving of notice by Lender or Trustee to Trustor, and (b) with respect to matters for which Lender or Trustee is required by any Applicable Law to give notice, and Trustor hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to Trustor.

         Section 11.4 WAIVER OF STATUTE OF LIMITATIONS. Trustor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

         Section 11.5 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender, except as may be otherwise expressly and specifically provided herein or in any of the other Loan Documents.

                            Article 12 - EXCULPATION

         Section 12.1 EXCULPATION. Notwithstanding anything to the contrary contained in this Security Instrument, the liability of any party to this Security Instrument to pay the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Note, the Loan Agreement and the other Loan Documents shall be limited as set forth in Section
9.4 of the Loan Agreement.

                    Article 13 - SUBMISSION TO JURISDICTION

         Section 13.1 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder or under the Note or the other Loan Documents, Trustor
(a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Security Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.

                          Article 14 - APPLICABLE LAW

         Section 14.1 CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED,

APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

         Section 14.2 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Legal Requirements.

                            Article 15 - DEFINITIONS

         Section 15.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Trustor" shall mean "each Trustor and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Trustee" shall mean "Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "Property" shall include any portion of the Property and any interest of Trustor therein, and the phrases "legal fees", "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

         Section 15.2 HEADINGS, ETC. The headings and captions of various Articles and Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                     Article 16 - MISCELLANEOUS PROVISIONS

         Section 16.1 NO ORAL CHANGE. This Security Instrument and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Trustor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 16.2 LIABILITY. If Trustor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Trustor and Lender and their respective successors and assigns forever.

         Section 16.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Security Instrument or any other Loan Document, is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Instrument or the other Loan Documents, as the case may be, shall be construed without such provision.

         Section 16.4 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 16.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 16.6 NOTICE. All notices required or permitted under this Security Instrument shall be given and be effective in accordance with Section
10.6 of the Loan Agreement.

                      Article 17 - CROSS-COLLATERALIZATION

         Section 17.1 CROSS-COLLATERALIZATION. Trustor acknowledges that the Debt is secured by this Security Instrument together with those additional Security Instruments given by Trustor and/or certain Affiliates of Trustor to Lender, together with their respective Assignments of Leases and other Loan Documents securing or evidencing the Debt, and encumbering the other Properties, all as more specifically set forth in the Loan Agreement. Upon the occurrence of an Event of Default, Lender shall have the right to institute a proceeding or proceedings for the total or partial foreclosure of this Security Instrument and any or all of the other Security Instruments whether by court action, power of sale or otherwise, under any applicable provision of law, for all of the Debt or the portion of the Debt allocated to the Property in the Loan Agreement, and the lien and the security interest created by the other Security Instruments shall continue in full force and effect without loss of priority as a lien and security interest securing the payment of that portion of the Debt then due and payable but still outstanding. Trustor acknowledges and agrees that the Property and the other Properties are located in one or more States and counties, and therefore Lender shall be permitted to enforce payment of the Debt and the performance of any term, covenant or condition of the Note, this Security Instrument, the Loan Documents or the other Security Instruments and exercise any and all rights and remedies under the Note, this Security Instrument, the other Loan Documents or the other Security Instruments, or as provided by law or at equity, by one or more proceedings, whether contemporaneous, consecutive or both, to be determined by Lender, in its sole discretion, in any one or more of the States or counties in which the Property or any other Property is located. Neither the acceptance of this Security Instrument, the other Loan Documents or the other Security Instruments nor the enforcement thereof in any one State or county, whether by court action, foreclosure, power of sale or otherwise, shall prejudice or in any way limit or preclude enforcement by court action, foreclosure, power of sale or otherwise, of the Note, this Security Instrument, the other Loan Documents, or any other Security Instruments through one or more additional proceedings in that State or county or in any other State or county. Any and all sums received by Lender under the Note, this Security Instrument, and the other Loan Documents shall be applied to the Debt in such order and priority as Lender shall determine, in its sole discretion, without regard to the Allocated Loan Amount for the Property or any other Property or the appraised value of the Property or any other Property.

                    Article 18 - OPERATING LEASE PROVISIONS

         Section 18.1 NO MERGER OF FEE AND LEASEHOLD ESTATES; RELEASES. So long as any portion of the Debt shall remain unpaid, unless Lender shall otherwise consent, the fee title to the Land and the leasehold estate therein created under the Operating Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Operating Lessee, the lessor thereunder, or in any other Person by purchase, operation of law or otherwise. Lender reserves the right, at any time, to release portions of the Property, including, but not limited to, the leasehold estate created by the Operating Lease, with or without consideration, at Lender's election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan Documents and any such release shall not affect Lender's rights in connection with the portion of the Property not so released.

         Section 18.2 OPERATING LESSEE EXECUTION. Operating Lessee hereby joins in the execution and delivery of this Security Instrument for the purpose of mortgaging its interest in the Land, the Improvements, the Operating Lease and the Property as set forth in Article 1 of this Security Instrument.

                     Article 19 - STATE SPECIFIC PROVISIONS

         Section 19.1 INCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of this Article 19 and the other provisions of this Security Instrument, the terms and conditions of this Article 19 shall control and be binding.

         [STATE SPECIFIC PROVISIONS]

                     Article 20 - DEED OF TRUST PROVISIONS

         Section 20.1 CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Trustor and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this Section
20.1 for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

         Section 20.2 TRUSTEE'S FEES. Trustor shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

         Section 20.3 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable area, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

         Section 20.4 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by Applicable Law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

         Section 20.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Trustor by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Trustor.

         Section 20.6 SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.


                         [NO FURTHER TEXT ON THIS PAGE]




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


         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Trustor the day and year first above written.

                                            --------------------------------, a
                                            Delaware
                                                    ------------------------

                                            By:
                                                --------------------------------
                                                Joel M. Eastman
                                                Vice President


                                            --------------------------------, a
                                            Delaware
                                                    ------------------------



                                            By:
                                                --------------------------------
                                                Joel M. Eastman
                                                Vice President

                                 ACKNOWLEDGMENTS

STATE OF              )
                      ) ss.
COUNTY OF             )

         This instrument was acknowledged before me on July _____, 2004, by Joel
M. Eastman, Vice President of ________________________, a Delaware
________________________.



                              --------------------------------------------------
                              Notary Public in and for the State of
                                                                    ------------
                              (Seal)

                                 ACKNOWLEDGMENTS

STATE OF              )
                      ) ss.
COUNTY OF             )

         This instrument was acknowledged before me on July _____, 2004, by Joel
M. Eastman, Vice President of _____________________________, a Delaware
_______________________.



                              --------------------------------------------------
                              Notary Public in and for the State of
                                                                    ------------
                              (Seal)

                                    EXHIBIT A

                              (Description of Land)